SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                   SWANK, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

[.]      Fee paid previously with preliminary materials.

[.] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         3)       Filing Party:

                  --------------------------------------------------------------

         4)       Date Filed:

                  --------------------------------------------------------------

                                   SWANK, INC.

                                 6 HAZEL STREET

                         ATTLEBORO, MASSACHUSETTS 02703

                             -----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 4, 2000

                             -----------------------

To the Stockholders of Swank, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Swank, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 6 Hazel Street, Attleboro, Massachusetts 02703, on Friday, August 4, 2000 at 11:00 A.M. local time, for the purpose of considering and acting upon the following:

         1. To authorize an amendment to the Company's Restated Certificate of Incorporation, as amended to date, in order to effect a one-for-three reverse stock split; and

         2. The transaction of such other business as may properly come before the special meeting or any adjournments or postponements thereof.

         The close of business on July 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

                                              By Order of the Board of Directors


                                              Jerold R. Kassner,
                                              Secretary


Attleboro, Massachusetts
July 10, 2000

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                   SWANK, INC.

                                 6 HAZEL STREET

                         ATTLEBORO, MASSACHUSETTS 02703

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


         This Proxy Statement is being furnished to stockholders on or about July 10, 2000 in connection with the solicitation by the Board of Directors of Swank, Inc. (the "Company") of proxies in the enclosed form for use at a Special Meeting of Stockholders of the Company scheduled to be held on August 4, 2000 and at any adjournments or postponements thereof (the "Meeting"). Properly executed proxies received in time for the Meeting will be voted in accordance with the instructions, if any, given in such proxy or, in the absence of any instruction, for authorization of an amendment to the Company's Restated Certificate of Incorporation, as amended to date (the "Restated Certificate of Incorporation"), to effect a one-for-three reverse stock split. Any proxy may be revoked by the person giving the proxy by written notice received by the Secretary of the Company at any time prior to its use or by voting in person at the Annual Meeting.

         Only stockholders of record at the close of business on July 6, 2000 will be entitled to notice of and to vote at the Meeting. On July 6, 2000, there were outstanding 16,569,366 shares of the Company's common stock, $.10 par value per share ("Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote. The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Meeting will constitute a quorum for the transaction of business. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the proposed amendment to the Company's Restated Certificate of Incorporation will be required to authorize the amendment.

                         OWNERSHIP OF VOTING SECURITIES

         The following table sets forth information as of July 6, 2000 with respect to each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of the Common Stock:

                           Name and Address                   Amount and Nature of               Percent
Title of Class             of Beneficial Owner                Beneficial Ownership               of Class
--------------             -------------------                --------------------               --------
Common Stock               The New Swank, Inc.                    10,075,548(1)(2)                60.8%
                              Retirement Plan
                           90 Park Avenue
                           New York, NY 10016


Common Stock               Marshall Tulin                          4,948,900(3)(4)                29.8%
                           90 Park Avenue
                           New York, NY 10016


Common Stock               John Tulin                              4,521,208(3)(5)                27.2%
                           90 Park Avenue
                           New York, NY 10016


Common Stock               Raymond Vise                            4,286,761(3)(6)                25.8%
                           90 Park Avenue
                           New York, NY 10016


----------------------


(1) This amount includes (a) 5,820,193 shares of Common Stock allocated to participants' accounts in The New Swank, Inc. Retirement Plan (the "Retirement Plan") and as to which such participants may direct the trustees of the Retirement Plan as to voting on all matters and (b) an additional 40,011 of such shares allocated to accounts of former employees, subject to forfeiture, and able to be voted by the trustees on all matters on which stockholders may vote.

(2) This amount also includes 3,586,436 shares of Common Stock allocated to participants' accounts in the Retirement Plan as to which participants may direct the trustees as to voting only on certain significant corporate events and as to which the trustees may vote on all other matters in their discretion and 125,955 unallocated shares which the trustees may vote in their discretion. Shares allocated to such accounts as to which no voting instructions are received are required to be voted in the same proportion as shares allocated to accounts as to which voting instructions are received. This amount also includes 502,953 shares held in accounts under the Retirement Plan, as to which participants may direct the trustees as to voting on all matters and may be disposed of in the discretion of the trustees.

(3) The trustees of the Retirement Plan (other than with respect to 401(k) accounts) are Marshall Tulin, Chairman of the Board and a director of the Company, John A. Tulin, President and a director of the Company and Raymond Vise, a director of the Company. This amount includes (a) 40,011 shares of Common Stock allocated to the accounts of former employees but voted by the trustees (see footnote 1 above), (b) 3,586,436 shares held in accounts as to which the trustees have sole voting power as to certain matters (see footnote 2 above), (c) 125,955 unallocated shares which the trustees may vote in their discretion and (d) 502,953 shares held in accounts under the Retirement Plan which may be disposed of in the discretion of the trustees (see footnote 2 above).

(4) This amount includes 343,022 shares owned by Mr. Tulin's wife. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 40,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the Company's 1987 Incentive Stock Option Plan (the "1987 Plan") and 94 shares allocated to his accounts under the Retirement Plan.


(5) This amount includes 3,180 shares owned by Mr. Tulin's wife and 7,000 shares held by Mr. Tulin's daughter. Mr. Tulin disclaims beneficial ownership of these shares. This amount also includes 40,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and 73,914 shares allocated to his accounts under the Retirement Plan.

(6) This amount includes 25,000 shares which Mr. Vise has the right to acquire within 60 days through the exercise of stock options granted under the 1994 Non-Employee Director Stock Option Plan (the "1994 Plan").

     The following table sets forth information at July 6, 2000 with respect to the beneficial ownership of the Company's Common Stock by (a) each director of the Company (including the Company's chief executive officer), (b) each of the four most highly compensated executive officers of the Company during fiscal 1999 other than the chief executive officer whose cash compensation during fiscal 1999 exceeded $100,000 and (c) all directors and executive officers of the Company as a group (12 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and dispositive power with respect to the shares of Common Stock indicated as beneficially owned by such person or such group.


                                    Amount and Nature of      Percent
Name of Beneficial Owner            Beneficial Ownership      of Class
------------------------            --------------------      --------
Mark Abramowitz                             27,600(1)            *
John J. Macht                               30,000(2)            *
James E. Tulin                             106,209(3)            *
John Tulin                               4,521,208(3)(4)        27.2%
Marshall Tulin                           4,948,900(3)(5)        29.8%
Raymond Vise                             4,286,761(3)(6)        25.8%
Lewis Valenti                               90,508(7)            *
Eric P. Luft                                69,091(8)            *
All directors and officers               5,849,305(9)           34.6%
   as a group (12 persons)
----------------------
* Less than 1%.


(1) Includes 25,000 shares which Mr. Abramowitz has the right to acquire within 60 days through the exercise of stock options granted under the 1994 Plan.

(2) Includes 30,000 shares which Mr. Macht has the right to acquire within 60 days through the exercise of stock options under the 1994 Plan.

(3) Includes 35,000 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan, an aggregate of 428 shares held by his children and an aggregate of 70,781 shares of Common Stock allocated to his accounts under the Retirement Plan.

(4) Includes the shares referred to in footnotes 3 and 5 to the first table above under the caption "Ownership of Voting Securities."

(5) Includes the shares referred to in footnotes 3 and 4 to the first table above under the caption "Ownership of Voting Securities."

(6) Includes the shares referred to in footnotes 3 and 6 to the first table above under the caption "Ownership of Voting Securities."

(7) Includes 35,000 shares which Mr. Valenti has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and an aggregate of 55,508 shares of Common Stock allocated to his accounts under the Retirement Plan.

(8) Includes 15,000 shares which Mr. Luft has the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and an aggregate of 54,091 shares of Common Stock allocated to his accounts under the Retirement Plan.

(9) Reference is made to footnotes (1) through (8) above. This amount also includes 330,000 shares of Common Stock which directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options granted under the 1987 Plan and the 1994 Plan.

                                   PROPOSAL I

                TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED
                CERTIFICATE OF INCORPORATION IN ORDER TO EFFECT A
                REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK

General
-------

         The Company's Board of Directors has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders of the Company authorize an amendment to the Company's Restated Certificate of Incorporation (the "Amendment") to effect a one-for-three reverse stock split (the "Reverse Split") and to provide for the payment of cash in lieu of fractional shares otherwise issuable in connection with the Reverse Split. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

         If the Reverse Split is approved, the Board of Directors will have the authority, without further stockholder approval, to effect the Reverse Split, pursuant to which each of the Company's presently outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio of one New Share for each three Old Shares. The Board of Directors would also have the authority to determine the exact timing of the Reverse Split, which may be at any time on or prior to October 31, 2000, without further stockholder approval. The timing will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to remain in compliance with the continued listing maintenance requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and other intended benefits of the Reverse Split to stockholders and the Company. See the information below under the caption "Purpose of the Reverse Split." The text of the proposed Amendment is set forth on Exhibit A to this Proxy Statement.

        The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split, if, at any time prior to filing the Amendment with the Secretary of State of the State of Delaware, the Board of Directors, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Company's Common Stock, business and transactional developments and the Company's actual and projected financial performance.


        Except for changes due to the Company's purchase of fractional shares, the Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Exchange Act.


Purposes of the Reverse Split
-----------------------------

        The Company's Common Stock is quoted on Nasdaq's SmallCap Market (the "SmallCap Market"). In order for Common Stock to continue to be quoted thereon, the Company and the Common Stock are required to continue to comply with various listing maintenance standards established by Nasdaq. Among other things, the Company is required to maintain a minimum bid price of at least $1.00 per share.


        Under Nasdaq's listing maintenance standards, if the closing bid price of the Common Stock is under $1.00 per share for thirty consecutive business days and does not thereafter regain compliance for a minimum of ten consecutive business days during the ninety calendar days following notification by Nasdaq, Nasdaq may delist the Common Stock from trading on the SmallCap Market. If a delisting were to occur, the Common Stock would trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternatives are generally considered to be less efficient markets. The Company has been advised by Nasdaq that the Common Stock had not met Nasdaq's minimum bid price closing requirement for thirty consecutive trading days and that, if the Company is unable to demonstrate compliance with this requirement by August 23, 2000, its Common Stock would be delisted (subject to the Company's right for a hearing and stay of the delisting during the hearing period). The Company understands that it is Nasdaq's position that an ability to demonstrate sustained compliance is also required to achieve compliance with this requirement.


        The principal purpose of the Reverse Split Proposal is to increase the market price of the Company's Common Stock above the Nasdaq minimum bid requirement. While there can be no assurance that after effectuating the Reverse Split, the Company will continue to meet the minimum bid price or other requirements of Nasdaq for continued inclusion for trading on the SmallCap Market, the Company believes that it will be in compliance with those requirements.

        Giving the Board authority to implement the Reverse Split will avoid the need to call a special meeting of, or seek consents from, stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to meet Nasdaq's listing maintenance criteria. The Company also believes that maintaining the Company's SmallCap Market listing may provide the Company with a broader market for its Common Stock and facilitate the use of the Common Stock in financing and other transactions in which the Company may engage.

Certain Effects of the Reverse Split
------------------------------------

        The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock:

                                    Prior to the              Subsequent to
Number of Shares                    Reverse Split             Reverse Split
----------------                    -------------             -------------

Authorized                            43,000,000                 43,000,000

Outstanding(1) (2)                    16,569,366                  5,523,122

Available for Future Issuance         26,430,634                 37,476,878

-----------------

(1) Gives effect to the Reverse Split as if it occurred on the Record Date, subject to adjustment resulting from the repurchase by the Company of fractional shares.

(2) Excludes shares of Common Stock issuable (i) upon the exercise of outstanding options under the 1987 Plan and the 1984 Plan and (ii) pursuant to outstanding awards under the Company's 1998 Equity Incentive Compensation Plan (the "Incentive Plan"). Upon effectiveness of the Reverse Split, each option will entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire immediately prior to the Reverse Split divided by three at an exercise price equal to the price in effect immediately prior to the Reverse Split multiplied by three. The number of shares that are issuable under awards under the Incentive Plan will not be adjusted.

        Stockholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by three (before adjustment for fractional shares, as described below)). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple of three or result in the permanent increase in the market price (which is dependent upon many factors, including, but not limited to, the Company's performance and prospects). Also, should the market price of the Common Stock decline, the percentage decline may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. There can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates
------------------------------------------------------------------------

        If the Amendment is approved by the Company's stockholders, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Split. The Board may delay effecting the Reverse Split until October 31, 2000 without resoliciting such stockholder approval. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

        Promptly after the Effective Date, stockholders will be notified that the Reverse Split has been effected. The Company's transfer agent, American Stock Transfer and Trust Company, will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Fractional Shares
-----------------


        No scrip or fractional certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by three, will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day prior to the Effective Date (or if such price is not available, the average of the last bid and ask prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.


        Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

No Dissenter's Rights
---------------------

         Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed Amendment.

Federal Income Tax Consequences of the Reverse Split
----------------------------------------------------

        The following is a summary of certain material federal income tax consequences of the Reverse Split, and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

        No gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split (except to the extent of any cash received in lieu of a fraction of a New Share). Cash payments in lieu of a fractional New Share should be treated as if the fractional share were issued to the stockholder and then redeemed by the Company for cash pursuant to Section 302 of the Internal Revenue Code of 1986, as amended. A Company stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss if the payment of cash in lieu of the fractional share is undertaken solely for the purpose of saving the Company the expense and inconvenience of issuing and transferring fractional shares, is not separately bargained for consideration and the payment is "not essentially equivalent to a dividend" with respect to the stockholder under the federal income tax law. For this purpose, a payment is not essentially equivalent to a dividend if it results in a "meaningful reduction" in the stockholder's percentage interest in the Company, taking into account the constructive ownership rules and redemptions of fractional shares from all the stockholders. The Internal Revenue Service has ruled publicly that any reduction in the percentage interest of a small minority stockholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction.

        The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Required Vote
-------------

         The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on the Amendment will be required to approve the Amendment. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

                                  MISCELLANEOUS

Stockholder Proposals
---------------------


         In order to be included in the proxy materials for the 2001 Annual Meeting of Stockholders of the Company, stockholder proposals must be received by the Company on or before November 20, 2000. As to any stockholder proposal intended to be presented at the 2001 Annual Meeting of Stockholders without inclusion in the Company's proxy statement and form of proxy for that meeting, the proxies named in the Company's form of proxy for that meeting will be entitled to exercise discretionary authority on any such proposal unless the Company receives notice of the matter on or before February 3, 2001. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on such matter to the extent permitted by the rules and regulations of the Securities and Exchange Commission.


Solicitation of Proxies
-----------------------

        The cost of preparing, assembling and mailing the Notice of Special Meeting, this Proxy Statement and forms of proxy is to be borne by the Company. The Company will also reimburse brokers who are holders of record of shares of Common Stock for their expenses in forwarding forms of proxy and proxy soliciting materials to the beneficial owners of such shares. In addition to the use of the mails, forms of proxy may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.

Other Matters
-------------

         Shares of Common Stock that are voted to abstain and broker non-votes will be considered present at the Meeting in determining a quorum. Shares abstaining with respect to any matter will be considered entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered entitled to vote with respect to such matter.


         The Board of Directors does not know of any other matter to be brought before the Meeting. If any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy intend to vote such proxy in accordance with their judgment on those matters, including any matters dealing with the conduct of the Meeting.


                                              By Order of the Board of Directors


                                              Jerold R. Kassner,
                                              Secretary


Attleboro, Massachusetts
July 10, 2000

                                                                       EXHIBIT A

                     PROPOSED TEXT OF AMENDMENT OF RESTATED
                          CERTIFICATE OF INCORPORATION

The restated certificate of incorporation of the Corporation, as amended to date, is to be further amended by adding the following paragraph immediately after the present first paragraph of ARTICLE FOURTH thereof:

          "Effective upon the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, each three (3) shares of Common Stock, $.10 par value per share, of the Corporation then issued and outstanding or held in the treasury of the Corporation automatically shall be combined into one (1) share of Common Stock of the Corporation. There shall be no fractional shares issued. Each holder of shares of Common Stock who otherwise would be entitled to receive a fractional share shall be entitled to receive a cash payment in lieu thereof at a price equal to the fraction to which such holder would otherwise be entitled to receive multiplied by the closing price of Common Stock as reported in The Wall Street Journal on the last trading day prior to the filing of this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation, or, if such price is not available, the average of the last bid and asked prices of the Common Stock on such day, or such other price as may be determined by the Board of Directors of the Corporation."

                                   SWANK, INC.
                 6 HAZEL STREET, ATTLEBORO, MASSACHUSETTS 02703


            PROXY FOR SPECIAL MEETING OF STOCKHOLDERS-AUGUST 4, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints MARSHALL TULIN and JOHN TULIN, and each of them, with full power of substitution, the attorneys and proxies of the undersigned, to vote all shares of the common stock of Swank, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts 02703, on August 4, 2000 at 11:00 A.M. local time, and at all adjournments and postponements thereof, upon the following matters:

                   (PLEASE SIGN AND DATE ON THE REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         SPECIAL MEETING OF STOCKHOLDERS
                                   SWANK, INC.


                                 AUGUST 4, 2000

                 Please Detach and Mail in the Envelope Provided

[X] Please mark your
    votes as in this
    example.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1.       The authorization of an Amendment to the             FOR          AGAINST      ABSTAIN
         Company's Restated Certificate of Incorpo-
         ration in order to effect a one-for-three            _____        ________     _________
         reverse stock split.



2. The transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


        UNLESS OTHERWISE INDICATED, THE PROXY WILL BE VOTED "FOR" ITEM 1
         AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                              BEFORE THE MEETING.

          ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL
        MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN
        THIS FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE
                   ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SIGNATURE_____________________ DATE_______    SIGNATURE_____________________ DATE_______
                                                       (SIGNATURE IF HELD JOINTLY)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When  signing  as  attorney,  executor,  administrator,   trustee,  guardian  or
corporate officer, please give full title as such.


                                      -2-